UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2010

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders of Petrohawk Energy Corporation (the “Company”) was held on May 20, 2010 in Houston, Texas for the purpose of voting on two proposals.

The first of those proposals related to the election of four individuals to serve as Class III directors of the Company for three year terms expiring in 2013. The four directors elected and the tabulation of votes (both in person and by proxy) were as follows:

Nominees for Directors	Votes For	Witheld
Thomas R. Fuller	212,334,861	20,768,577
Robert G. Raynolds	228,941,610	4,161,828
Stephen P. Smiley	228,729,072	4,374,366
Christopher A. Viggiano	228,891,679	4,211,759

Our continuing directors after the annual meeting include Floyd C. Wilson, Tucker S. Bridwell, James W. Christmas, Gary A. Merriman, Robert C. Stone, Jr. and James L. Irish III.

The second proposal related to the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountants for the fiscal year ending December 31, 2010, which was ratified and approved:

For	Against	Abstain	Broker Non-Votes
265,007,940	564,421	142,843	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/s/ C. Byron Charboneau
Vice President, Chief Accounting Officer and Controller

Date: May 24, 2010